American Beacon Mid-Cap Value Fund

SUMMARY PROSPECTUS February 28, 2019 (as supplemented June 18, 2019)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated February 28, 2019, as supplemented, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you speciﬁcally request paper copies of the reports from the Fund or from your ﬁnancial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notiﬁed by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your ﬁnancial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ‘‘Quick Links'' and then ‘‘Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

Share Class | A: ABMAX | C: AMCCX | Y: ACMYX | R6: AMDRX | Advisor: AMCSX | Institutional: AACIX | Investor: AMPAX

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 56 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 70 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers". Although the Fund does not impose any sales charge on Y Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	R6	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Management Fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.23%	0.10%	0.16%	2.32%	0.37%	0.08%	0.35%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.26%	1.88%	0.94%	3.10%	1.40%	0.86%	1.13%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.00%	(2.26%)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.26%	1.88%	0.94%	0.84%	1.40%	0.86%	1.13%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's R6 Class through February 28, 2020 to the extent that Total Annual Fund Operating Expenses exceed 0.83% for the R6 Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your

MCV061819	American Beacon Mid-Cap Value Fund - Summary Prospectus	1

investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the R6 Class shares through February 28, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$696	$952	$1,227	$2,010
C	$291	$591	$1,016	$2,201
Y	$96	$300	$520	$1,155
R6	$86	$744	$1,427	$3,252
Advisor	$143	$443	$766	$1,680
Institutional	$88	$274	$477	$1,061
Investor	$115	$359	$622	$1,375

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$191	$591	$1,016	$2,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index at the time of investment. As of December 31, 2018 the market capitalizations of the companies in the Russell Midcap Index ranged from $472 million to $35.6 billion. The Fund's investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

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above-average earnings growth potential,

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below-average price to earnings ratio, and

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below-average price to book value ratio.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow"), one of the Fund's sub-advisors, invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, Barrow seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. Barrow's portfolio will generally consist of 40 to 50 stocks.

Pzena Investment Management, LLC ("Pzena"), another one of the Fund's sub-advisors, invests in medium-sized companies and intends to maintain a concentrated portfolio of 35 to 45 stocks selected from the most undervalued or "deep" value portion of its investment universe. Pzena looks for companies within that universe that sell for a low price relative to normal earnings (with "normal earnings" defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company's history and the history of its industry).

WEDGE Capital Management, L.L.P. ("WEDGE"), another one of the Fund's sub-advisors, is primarily focused on identifying unrecognized value among high quality, market-leading companies, with a defendable competitive advantage, and market capitalization within the broad mid-cap market segment captured by the mid-cap Russell and S&P indices.  Focusing on companies that meet initial value and financial quality parameters, research analysts employ comprehensive, qualitative and quantitative analysis, seeking stocks with unrecognized value.  Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, and management capabilities and incentives.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

2	American Beacon Mid-Cap Value Fund - Summary Prospectus

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks.

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Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Depositary Receipts.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

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REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.  A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

American Beacon Mid-Cap Value Fund - Summary Prospectus	3

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on November 30, 2005, Investor Class shares on February 28, 2006, Advisor Class shares on June 29, 2007, Y Class shares on March 1, 2010, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2018. For Y Class, A Class, C Class and R6 Class shares, performance results from January 1, 2009 to the inception of the Y Class, A Class C Class and R6 Class shares, respectively, are for the Institutional Class. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share class had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 24.28% 3rd Quarter 2009 01/01/2009 through 12/31/2018 Lowest Quarterly Return: -19.83% 3rd Quarter 2011 01/01/2009 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	2/28/2006
Returns Before Taxes		(19.97%)	2.75%	12.30%
Returns After Taxes on Distributions		(21.28%)	1.74%	11.45%
Returns After Taxes on Distributions and Sales of Fund Shares		(10.90%)	2.12%	10.30%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(24.64%)	1.39%	11.36%
C	9/1/2010	(21.59%)	1.85%	11.35%
Y	3/1/2010	(19.80%)	2.93%	12.43%
R6	2/28/2018	(19.74%)	2.99%	12.50%
Advisor	6/29/2007	(20.17%)	2.45%	11.96%
Institutional	11/30/2005	(19.74%)	2.99%	12.49%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees expenses or taxes)
Russell Midcap® Value Index	(12.29%)	5.44%	13.03%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

4	American Beacon Mid-Cap Value Fund - Summary Prospectus

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund's assets are currently allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Pzena Investment Management, LLC

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WEDGE Capital Management, L.L.P.

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Vice President & Chief Investment Officer Since 2016	Cynthia M. Thatcher Portfolio Manager Since 2016 Colin J. Hamer Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow Portfolio Manager/Founding Director Since Fund Inception (2004) Terry L. Pelzel Portfolio Manager/Director Since 2018	Mark Giambrone Portfolio Manager/Managing Director Since Fund Inception (2004)
Pzena Investment Management, LLC	Richard S. Pzena Managing Principal, CEO, Co-Chief Investment Officer & Founder Since Fund Inception (2004) Ben Silver Principal and Portfolio Manager Since 2017	John Flynn Principal and Portfolio Manager Since 2015
WEDGE Capital Management, L.L.P.	John Carr General Partner Since 2015 Brian Pratt General Partner Since 2015	Michael Ritzer General Partner Since 2019 Richard Wells General Partner Since 2015

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

American Beacon Mid-Cap Value Fund - Summary Prospectus	5

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

6	American Beacon Mid-Cap Value Fund - Summary Prospectus